SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2003

                           Vermont Pure Holdings, Ltd.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-31797                 03-0366218
          --------                   ---------                 ----------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

    P.O. Box C, Route 66, Catamount Industrial Park, Randolph, Vermont 05060
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (802) 728-3600

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

        Number                          Title
        ------                          -----

         99.1            Press Release dated June 16, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On June 16, 2003, Vermont Pure Holdings, Ltd. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Vermont Pure Holdings, Ltd.

                                        By: /s/ Bruce S. MacDonald
                                            -------------------------
                                            Bruce S. MacDonald
                                            Chief Financial Officer

Date: June 16, 2003

                                 EXHIBIT INDEX

Number                                  Title
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99.1                     Press Release dated June 16, 2003